UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2009

Sun American Bancorp
(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9293 Glades Road, Boca Raton, Florida	33434
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (561) 544-1908

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On September 21, 2009, Sun American Bancorp (the "Company") received two deficiency letters (each, a "Notice" and together, the "Notices") from The Nasdaq Stock Market ("Nasdaq") informing the Company that it does not currently meet two continuing listing requirements of the Nasdaq Global Market because in the previous 30 consecutive trading days (i) the Company's common stock has not maintained a minimum market value of publicly held shares ("MVPHS") of $5,000,000 as required for continued inclusion on Nasdaq by Marketplace Listing Rule 5450(b)(1)(C), and (ii) the closing bid price of the Company's common stock has been below the $1.00 minimum bid price as required for continued listing on Nasdaq by Marketplace Listing Rule 5450(a)(1).

The Notice relating to the MVPHS deficiency states that the Company will be afforded 90 calendar days, or until December 15, 2009, to regain compliance with the minimum market value requirement. In order to regain compliance, the MVPHS of the Company's common stock must be $5,000,000 or greater for a minimum of ten consecutive trading days.

Additionally, the Notice relating to the bid price deficiency states that the Company will be afforded 180 calendar days, or until March 15, 2010, to regain compliance with the minimum bid price requirement. In order to regain compliance, the closing bid price of the Company's common stock must be $1.00 or greater for a minimum of ten consecutive business days.

The Notices also provide that in the event the Company does not regain compliance with Marketplace Rules 5450(b)(1)(C) and 5450(a)(1) by the expiration of the respective 90-day and 180-day grace periods, the Company will receive written notification that its common stock is subject to delisting.

The Company intends to actively monitor compliance with the MVPHS and closing bid price standards for its common stock and will consider all available options to resolve the deficiencies and regain compliance with the Nasdaq minimum listing requirements.

On September 22, 2009, the Company issued a press release announcing the receipt of the Notices from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
	Exhibit Number	Exhibits
	99.1	Press Release of the Company dated September 22, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun American Bancorp (Registrant)
September 22, 2009 (Date)	/s/ MICHAEL E. GOLDEN Michael E. Golden President and Chief Executive Officer

EXHIBIT INDEX

99.1      Press Release of the Company dated September 22, 2009